UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 9, 2022

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

9250 ROYAL LANE, SUITE 100
IRVING, TX 75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

505 Millennium Drive,
Allen, Texas 75013
 (FORMER ADDRESS)

Not Applicable
(FORMER NAME, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01. Regulation FD Disclosure

On November 9, 2022, PFSweb Inc. (the "Company") hosted a conference call announcing its financial results for the quarter ended September 30, 2022. Attached as an exhibit to this Current Report on Form 8-K is a copy of the related conference call transcript dated November 9, 2022. The information in this Current Report on Form 8-K, and exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 8.01 Other Events.

On November 11, 2022, the Company announced that, in connection with the Company's recently announced special cash dividend of $4.50 per share (the “Special Dividend”), Nasdaq has determined that the ex-dividend date for the Special Dividend will be December 16, 2022 (the “Ex-Dividend Date”) in lieu of the November 30, 2022 date previously announced by the Company.

Since the payment of the Special Dividend represents more than 25% of the stock price on the declaration date of November 9, 2022, Nasdaq has determined that the Company's shares will trade with "due bills" representing an assignment of the right to receive the Special Dividend or an obligation to deliver any shares acquired as a result of the Special Dividend from the record date of December 1, 2022 through the closing of the Nasdaq Capital Market on the payment date of December 15, 2022 (this period of time representing the “Dividend Right Period”). Thus, the Company’s shares will trade with this “due bill” and the assignment of the right to receive the Special Dividend during the Dividend Right Period until the Ex-Dividend Date of December 16, 2022, the first business day after the payment date.

Stockholders who sell their shares during the Dividend Right Period and prior to the Ex-Dividend Date will be selling their right to the Special Dividend and such stockholder will not be entitled to receive the Special Dividend. Due bills obligate a seller of shares to deliver the Special Dividend payable on such shares to the buyer and holder of the shares as of the payment date (the “Dividend Right”). The due bill obligations are settled customarily between the brokers representing the buyers and sellers of the shares. The Company has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Company's shares should consult their broker before trading to be sure they understand the effect of Nasdaq's due bill procedures.

As previously announced, the special cash dividend equal to $4.50 per share of the Company's common stock is scheduled to be paid on December 15, 2022. The record date of December 1, 2022 remains the same and will be used as the date for establishing the due bill tracking of the Dividend Right to the holder of the shares on the payment date.

On November 11, 2022, the Company issued a press release regarding Nasdaq’s change of the Ex-Dividend Date resulting from Nasdaq’s determination that the Company’s shares will trade with due bills during the Dividend Right Period. A copy of this press release is furnished herewith as Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Conference Call Transcript Issued November 9, 2022
99.2	Press release issued November 11, 2022
104	Cover Page Interactive Data file, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: November 14, 2022	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer